UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2019

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Meeting”) of Hess Corporation (the “Company”) was held on June 5, 2019. The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following eleven director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Rodney F. Chase	254,654,550	3,336,549	107,740	13,981,171
Terrence J. Checki	254,882,966	3,106,655	109,218	13,981,171
Leonard S. Coleman, Jr.	253,693,548	4,295,347	109,944	13,981,171
John B. Hess	256,731,317	1,256,710	110,812	13,981,171
Edith E. Holiday	233,536,751	24,473,164	88,924	13,981,171
Risa Lavizzo-Mourey	249,856,084	8,136,666	106,089	13,981,171
Marc S. Lipschultz	255,527,691	2,466,237	104,911	13,981,171
David McManus	253,729,374	4,267,509	101,956	13,981,171
Kevin O. Meyers	254,030,788	3,963,255	104,796	13,981,171
James H. Quigley	252,929,221	2,580,857	2,588,761	13,981,171
William G. Schrader	255,927,204	2,082,688	88,947	13,981,171

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement, received the vote of 93.3% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	240,789,326
Against	16,840,712
Abstain	468,801
Broker Non-Votes	13,981,171

Proposal 3 – Ratification of Independent Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019 received the vote of 95.6% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	260,183,674
Against	11,790,104
Abstain	106,232

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President, General Counsel and Corporate Secretary